SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 24, 2004


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                     1-6395                         95-2119684
(State or other jurisdiction of     (Commission                 (IRS Employer
 incorporation or organization)     File Number)            Identification No.)


200 Flynn Road
Camarillo, California                                            93012-8790
(Address of Principal Executive Offices)                        (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.
         ------------

              The Registrant issued the press release, filed as Exhibit 99.1 hereto, on February 24, 2004.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number        Description of Document
--------------        -----------------------

99.1                  Press Release of the Registrant dated February 24, 2004


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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2004                SEMTECH CORPORATON



                                    By:   /s/   David G. Franz, Jr.
                                       ----------------------------------
                                          David G. Franz, Jr.
                                         Chief Financial Officer



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




                                INDEX TO EXHIBITS


Exhibit Number     Description of Document
--------------     -----------------------

99.1               Press Release of the Registrant dated February 24, 2004.